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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                OCTOBER 22, 1997


                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                    (State or jurisdiction of incorporation)


             0-21579                                    95-4502740
     (Commission File Number)                (IRS Employer Identification No.)

1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA        90025
  (Address of principal executive offices)                      (Zip Code)


                                 (310) 444-8800
                         (Registrant's Telephone Number)

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ITEM 2.     ACQUISITION OF ASSETS.

            On October 22, 1997, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), entered into an asset purchase agreement with Frontier Corporation, a New York corporation ("Frontier"), and SMTK NY-1 Corp., a New York corporation ("SMTK"), pursuant to which SmarTalk will acquire selected assets of the retail prepaid phone card business of Frontier, a New York based long distance phone company (the "Frontier Selected Assets").

            If the pending acquisition of the Frontier Selected Assets is consummated, SmarTalk will pay thirty-five million dollars ($35,000,000) in cash, subject to adjustments, to Frontier. The cash portion of the consideration will be provided from SmarTalk's working capital. Further, SmarTalk may be required to pay to Frontier an additional one million five hundred thousand dollars ($1,500,000) in the common stock of SmarTalk if certain conditions are met. The asset purchase agreement is filed as Exhibit 2.1 hereto.

            The consideration to be paid for the Frontier Selected Assets was determined based upon arms-length negotiations between SmarTalk and Frontier. To the best of SmarTalk's knowledge, prior to the execution of the asset purchase agreement, there was no material relationship between Frontier and SmarTalk or any affiliates of SmarTalk, any director or officer of SmarTalk or any associate of any director or officer.


            In addition, on October 22, 1997, SmarTalk issued a press release announcing the consummation of the transactions contemplated by the asset purchase agreement, which press release is filed as Exhibit 99.1 hereto.

ITEM 5.     OTHER EVENTS.

            On November 5, 1997, SmarTalk issued a press release announcing the settlement of certain litigation among Conquest Telecommunication Services Corp., Ghanshyam C. Patel, Jay Jayanthan, W. Michael Byrne and certain other persons. A copy of the press release issued by SmarTalk is filed herewith as
Exhibit 99.2.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            2.1 Asset Purchase Agreement, dated October 22, 1997, among SmarTalk TeleServices, Inc., SMTK NY-1 Corp. and Frontier Corporation (without schedules).(1)

            99.1 Press release, dated October 22, 1997 of SmarTalk TeleServices Inc.

            99.2 Press release, dated November 5, 1997 of SmarTalk TeleServices, Inc.









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           (1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SMARTALK TELESERVICES, INC.
                                       (Registrant)



                                       By /s/ ERICH L. SPANGENBERG
                                         --------------------------------------
                                          Erich L. Spangenberg
                                          President and Chief Operating Officer


  Date:  November 5, 1997


















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                                  EXHIBIT INDEX


  Number          Subject Matter
  ------          --------------

  2.1 Asset Purchase Agreement, dated October 22, 1997, among SmarTalk TeleServices, Inc., SMTK NY-1 Corp. and Frontier Corporation (without schedules).

  99.1            Press release, dated October 22, 1997 of SmarTalk
                  TeleServices, Inc.

  99.2            Press release, dated November 5, 1997 of SmarTalk
                  TeleServices, Inc.